Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 14 — Income Taxes

The Components of income (loss) before income taxes:

	For the year ended December 31,		Cumulative from inception to December 31 2011
	2011	2010
	U.S.$ thousands	U.S.$ thousands	U.S.$ thousands
U.S.	(7,605)	(10,151)	(38,629)
Non-U.S.	216	244	1,202
	(7,389)	(9,907)	(37,427)

Income tax benefit (expense) attributable to the operating loss consists of the following:

	For the year ended December 31,		Cumulative from inception to December 31 2011
	2011	2010
	U.S.$ thousands	U.S.$ thousands	U.S.$ thousands
U.S.
Current	(43)	—	(43)
Deferred	—	—	—
Non-U.S
Current	—	98	2
Deferred	(47)	(133)	(78)
	(90)	(35)	(119)

Income tax benefit (expense) for the years ended December 31, 2011 and 2010, and for the cumulative period from inception until December 31, 2011, differed from the amounts computed by applying the U.S. federal income tax rate of 35% (34% in 2010) to loss before income taxes, as a result of the following:

	For the year ended December 31,		Cumulative from inception to December 31 2011
	2011	2010
	U.S.$ thousands	U.S.$ thousands	U.S.$ thousands
Loss before income taxes	(7,389)	(9,907)	(37,427)
Tax rate	35%	34%	35%
Computed “expected” tax benefit	2,586	3,368	13,099
Foreign tax rate differential	43	22	133
Tax benefit of “Beneficiary Enterprise” tax holiday	—	—	57
Decrease in tax expenses for prior year	—	220	220
Change in valuation allowance	(2,319)	(2,141)	(11,271)
Non-deductible expenses	(344)	(1,314)	(2,163)
Other items	(56)	(190)	(194)
Income tax expense	(90)	(35)	(119)

The Company has net tax loss carryforwards (“NOL”) for U.S. federal purposes in the amount of approximately $33.2 million expiring 20 years from the respective tax years to which they relate beginning with 2006. The Tax Reform Act of 1986 imposed substantial restrictions on the utilization of NOL and tax credits in the event of an ownership change of a corporation. Thus, in accordance with Internal Revenue Code, Section 382, the Company’s IPO, recent financing activities, as well as, the potential Merger with I/P (See Note 17), may limit the Parent’s ability to utilize its NOL’s and credit carryforwards although the Parent has not yet determined to what extent. The deferred tax asset in respect of the tax loss carryforwards has been fully offset by a valuation allowance as in the opinion of the Company’s management; it is more likely than not that the tax loss carryforwards will not be utilized in the foreseeable future. No valuation allowance has been provided for the non-U.S. deferred tax assets, as they are more likely than not to be realized.

As of December 31, 2011, there were net deferred liabilities of $42 thousand, which consisted of short-term deferred liabilities of $67 thousand, net of long-term deferred assets of $25 thousand. As of December 31, 2010, there were net deferred liabilities of $23 thousand, which consisted of short-term deferred liabilities of $50 thousand, net of long-term deferred assets of $27 thousand. The deferred tax assets (liabilities) of the Subsidiary are expected to be utilized in future years. These deferred tax assets (liabilities) arise from the following types of temporary differences:

	For the year ended December 31,
	2011	2010
	U.S.$ thousands	U.S.$ thousands
Deferred tax assets:
Liability for accrued employee vacation pay	13	15
Liability for accrued severance pay	25	53
Net operating loss carryforwards	11,647	8,945
Total gross deferred tax assets	11,685	9,013
Less valuation allowance	(11,628)	(8,929)
Total net deferred tax assets	57	84
Deferred tax liability:
Net assets deductible for tax purposes on cash basis	(99)	(107)
Deferred tax assets (liabilities), net	(42)	(23)

Subsidiary tax benefits:

On July 14, 2009, the Knesset (Israel’s parliament) passed the Economic Efficiency Law (Legislation Amendments for Implementation of the 2009 and 2010 Economic Plan) — 2009, which provided, inter-alia, an additional gradual reduction in the regular company tax rate to 18% as from the 2016 tax year. In accordance with the aforementioned amendments, the regular company tax rates applicable as from the 2009 tax year are as follows: in the 2009 tax year — 26%, in the 2010 tax year — 25%, in the 2011 tax year — 24%, in the 2012 tax year — 23%, in the 2013 tax year — 22%, in the 2014 tax year — 21%, in the 2015 tax year — 20% and as from the 2016 tax year the regular company tax rate will be 18%. On December 5, 2011, the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) — 2011. According to the law the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, will be cancelled and the company tax rate will be 25% as from 2012. The aforementioned had no material impact on the Company’s financial position or results of operations, since the Subsidiary is a Beneficiary Enterprise, as explained below.

The Subsidiary has qualified as a “Beneficiary Enterprise” under the 2005 amendment to the Israeli Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”). As a Beneficiary Enterprise, the Subsidiary is entitled to receive future tax benefits which are limited to a period of seven years. The year in which a company elects to commence its tax benefits is designated as the year of election (“Year of Election”). The Subsidiary has elected 2007 as its Year of Election and has received a two year tax holiday for profits accumulated in the years 2007 – 2008 and a reduced tax rate of 25% for the following five years.

In January 2011, new legislation amending the Investment Law was enacted. Under the new legislation, a uniform rate of corporate tax would apply to all qualified income of certain industrial companies, as opposed to the current law’s incentives that are limited to income from a “Benefited Enterprise” during their benefits period. According to the amendment, the uniform tax rate applicable to the zone where the production facilities of the Subsidiary are located would be 15% in 2011 and 2012, 12.5% in 2013 and 2014, and 12% in 2015 and thereafter. Under the transitory provisions of the newly legislated amendment, the Subsidiary chose to irrevocably implement the new legislation amendment while waiving benefits provided under the current law. As of the balance sheet date, the Subsidiary believes that it is in compliance with the conditions of the Beneficiary Enterprise program.

The Parent files its tax returns in the U.S. federal jurisdiction, various state & local jurisdictions. The Parent has open tax assessments for the years 2008 through 2011. The Subsidiary files its income tax returns in Israel. As of December 31, 2011, the Subsidiary has open tax assessments for the years 2007 through 2011. In February 2011, the Israeli tax authority initiated an audit of the Subsidiary’s tax returns for the 2007 through 2009 tax years. To date, the Subsidiary has not received any findings from the said audit. The Subsidiary’s assessment for the tax year 2007 was deemed final after the balance sheet date.

The Company did not record any provision for unrecognized tax benefits in 2011 and 2010, and does not expect this amount to change significantly within the next twelve months.